                               POWER OF ATTORNEY

         I, the undersigned officer and director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin
J. Feinberg, Michael Gallo, David Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

         Witness my hand on the date set forth below.

         Signature                                    Date
         ---------                                    ----


/s/ Jay S. Calhoun                                    1/21/97
-----------------------------                         ---------------
Jay S. Calhoun

                               POWER OF ATTORNEY

         I, the undersigned officer and director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin
J. Feinberg, Michael Gallo, David Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

         Witness my hand on the date set forth below.

         Signature                                    Date
         ---------                                    ----


/s/Seymour Sternberg                                  1-27-97
-----------------------------                         ---------------
Seymour Sternberg

                               POWER OF ATTORNEY

         I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin J. Feinberg, Michael Gallo, David Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

         Witness my hand on the date set forth below.

         Signature                                    Date
         ---------                                    ----


/s/ Richard M. Kernan, Jr.                            1/23/97
-----------------------------                         ---------------
Richard M. Kernan, Jr.

                               POWER OF ATTORNEY

         I, the undersigned officer and director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin
J. Feinberg, Michael Gallo, David Harland, Robert J. Hebron, David J. Krystel, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

         Witness my hand on the date set forth below.

         Signature                                    Date
         ---------                                    ----


/s/ Robert D. Rock                                    1/16/97
-----------------------------                         ---------------
Robert D. Rock

                               POWER OF ATTORNEY

         I, the undersigned officer and director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin
J. Feinberg, Michael Gallo, David Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

         Witness my hand on the date set forth below.

         Signature                                    Date
         ---------                                    ----


/s/ Frederick J. Sievert                              1/22/97
-----------------------------                         ---------------
Frederick J. Sievert

                               POWER OF ATTORNEY

         I, the undersigned officer and director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin
J. Feinberg, Michael Gallo, David Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

         Witness my hand on the date set forth below.

         Signature                                    Date
         ---------                                    ----


/s/ Stephen N. Steinig                                1/22/97
-----------------------------                         ---------------
Stephen N. Steinig